SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC

(Exact name of registrant as specified in its charter)

Delaware	333-131374	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code, is (212) 272-2000.

This Form 8-K/A amends an earlier report on Form 8-K filed by Bear Stearns Asset Backed Securities I LLC on January 4, 2007.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

4.1          Amendment No. 1 to the Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2006, among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation, as sponsor, and The Bank of New York, as successor to JP Morgan Chase Bank, N.A., as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein

Name: Baron Silverstein

Title:	Vice President

Dated: June 4, 2007

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

4.1	4	Amendment No. 1 to the Amended and Restated Pooling and Servicing Agreement	4

Execution Copy

AMENDMENT NO. 1 TO

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

among

BEAR STEARNS ASSET BACKED SECURITIES I LLC

as Depositor

THE BANK OF NEW YORK, AS SUCCESSOR TO JPMORGAN CHASE BANK, N.A.,

as Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Master Servicer and Securities Administrator

and

EMC MORTGAGE CORPORATION

Structured Asset Mortgage Investments II Trust 2006-AR2

Mortgage Pass-Through Certificates

Series 2006-AR2

Dated May 21, 2007

This AMENDMENT NO. 1 (the “Amendment”) is made and entered into this 21st day of May 2007 to that certain Amended and Restated Pooling and Servicing Agreement, dated as of December 5, 2006 (the “Agreement”), by and among Bear Stearns Asset Backed Securities I LLC, as depositor, The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as trustee, Wells Fargo Bank, National Association, as master servicer and securities administrator and EMC Mortgage Corporation, as sponsor, relating to the issuance of Structured Asset Mortgage Investments II Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2. This Amendment is made pursuant to Section 11.02 (a) of the Agreement.

SECTION 1. DEFINED TERMS. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

SECTION 2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended effective as of the date of the Agreement as follows:

2.1          The defined term “Class A Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class A Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the excess, if any, of:

1.	the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over
2.	the lesser of

I.          the excess of

(a)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period), over

(b)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 24.375% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 19.500%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Due Period and prepayments received during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.2          The defined term “Class B-1 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class B-1 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over
2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), and
(2)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 16.375% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 13.100%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.3          The defined term “Class B-2 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class B-2 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over
2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(2)	the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and

(3)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 11.750% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 9.400%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.4          The defined term “Class B-3 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class B-3 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over
2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A

Principal Distribution Amount on such Distribution Date),

(2)	the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
(3)	the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and
(4)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 10.500% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 8.400%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.5          The defined term “Class B-4 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class B-4 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over

2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(2)	the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
(3)	the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),
(4)	the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and
(5)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 8.125% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 6.500%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.6          The defined term “Class B-5 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class B-5 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over
2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(2)	the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
(3)	the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2

Principal Distribution Amount on such Distribution Date),

(4)	the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),
(5)	the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date), and
(6)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 6.875% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 5.500%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.7          The defined term “Class B-6 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (new language underlined and in bold):

Class B-6 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over

2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date),
(2)	the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
(3)	the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),
(4)	the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),
(5)	the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date),
(6)	the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal Distribution Amount on such Distribution Date), and

(7)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 3.750% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 3.000%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.8          The defined term “Class B-7 Principal Distribution Amount” in Article I of the Agreement is hereby deleted and replaced in its entirety with the following (deleted language stricken and new language underlined and in bold):

Class B-7 Principal Distribution Amount: With respect to any applicable Distribution Date, an amount equal to the excess, if any, of:

1.	the Certificate Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over
2.	the lesser of

I.          the excess of

(a)	the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over
(b)	the sum of
(1)	the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A

Principal Distribution Amount on such Distribution Date),

(2)	the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),
(3)	the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date),
(4)	the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date),
(5)	the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the payment of the Class B-4 Principal Distribution Amount on such Distribution Date),
(6)	the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the payment of the Class B-5 Principal Distribution Amount on such Distribution Date),
(7)	the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the payment of the Class B-6 Principal Distribution Amount on such Distribution Date), and
(68)

the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) on each Distribution Date prior to the Distribution Date in February 2012, 2.500% and (ii) on each Distribution Date on and after the Distribution Date in February 2012, 2.000%, and

II.          the excess of

(a)        the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period), over

(b)        0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

2.9          The fourth through eighth paragraphs of Section 4.05 in Article IV of the Agreement are hereby deleted and replaced in their entirety with the following paragraphs:

Any Cap Contract Payment Amounts made by the Cap Contract Provider pursuant to the Cap Contracts with respect to a Distribution Date shall be deposited by the Paying Agent into the Reserve Fund and distributed by the Paying Agent on the related Distribution Date in the following order of priority, in each case to the extent of related amounts available:

first, (i) from Cap Contract Payment Amounts received from the Cap Contract related to the Class A Certificates, to the Holders of each Class of Class A Certificates, pro rata, and (ii) from Cap Contract Payment Amounts received from the applicable Cap Contract related to the respective Class of Class B Certificates, to the Holders of the related Class B Certificates, the payment of any related Basis Risk Shortfall Carry Forward Amount for such Distribution Date, to the extent not covered by Net Monthly Excess Cashflow for such Distribution Date;

second, (i) from any remaining Cap Contract Payment Amounts received from the Cap Contract related to the Class A Certificates, to the Holders of each Class of Class A Certificates, pro rata, and (ii) from any remaining Cap Contract Payment Amounts received from the applicable Cap Contract related to the respective Class of Class B Certificates, to the Holders of the related Class B Certificates, the payment of any Current Interest and Interest Carry Forward Amount for each such Class to the extent not covered by Interest Funds or Net Monthly Excess Cashflow on such Distribution Date;

third, from any remaining Cap Contract Payment Amounts received from each Cap Contract in the aggregate, (i) to the Holders of each Class of Class A Certificates, pro rata, and thereafter (ii) sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6

and Class B-7 Certificates, in that order, to the extent not paid pursuant to clauses first or second above; and

fourth, from any remaining amounts, to the Holders of the Class B-IO Certificates.

SECTION 3. EFFECTIVENESS OF AGREEMENT. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together by one and the same Agreement.

SECTION 5. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED

SECURITIES I LLC as Depositor

By: /s/Baron Silverstein

Name: Baron Silverstein

Title: Vice President

THE BANK OF NEW YORK, AS SUCCESSOR TO JPMORGAN CHASE BANK, N.A., as Trustee

By: /s/Mirela Cabej

Name: Mirela Cabej

Title: Assistant Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and

Securities Administrator

By: /s/William Augustin

Name: William Augustin

Title: Vice President

EMC MORTGAGE CORPORATION, as Sponsor

By: /s/Jacqueline Oliver

Name: Jacqueline Oliver

Title: Senior Vice President